                                                                   EXHIBIT 99.01
                RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC

                             LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING

  8.554% SERIES A PASS THROUGH       9.237% SERIES B PASS THROUGH        9.681% SERIES C PASS THROUGH
      CERTIFICATES DUE 2005              CERTIFICATES DUE 2017               CERTIFICATES DUE 2026
   IN EXCHANGE FOR REGISTERED         IN EXCHANGE FOR REGISTERED          IN EXCHANGE FOR REGISTERED
  8.554% SERIES A EXCHANGE PASS      9.237% SERIES B EXCHANGE PASS       9.681% SERIES C EXCHANGE PASS
  THROUGH CERTIFICATES DUE 2005      THROUGH CERTIFICATES DUE 2017       THROUGH CERTIFICATES DUE 2026

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EACH EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH ,
2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). OUTSTANDING CERTIFICATES TENDERED IN SUCH EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE FOR SUCH EXCHANGE OFFER.
-------------------------------------------------------------------------------

                         DELIVER TO THE EXCHANGE AGENT:

                             BANKERS TRUST COMPANY

           By Courier:             By Mail (registered or certified                By Hand:
                                          mail recommended):
   BT Services Tennessee, Inc.        BT Services Tennessee, Inc.            Bankers Trust Company
Corporate Trust & Agency Services         Reorganization Unit           Attn: Reorganization Department
       Reorganization Unit                  P.O. Box 292737                Receipt & Delivery Window
     648 Grossmere Park Road           Nashville, TN 37229-2737        123 Washington Street, 1st Floor
       Nashville, TN 37211                                                    New York, NY 10006

            By Facsimile Transmission (eligible institutions only):

                                 (615) 835-3701

                             Confirm by Telephone:

                                 (615) 835-3572

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this letter of transmittal should be read carefully before the letter of transmittal is completed.

     The undersigned hereby acknowledges receipt and review of the prospectus
dated           , 2001 of Reliant Energy Mid-Atlantic Power Holdings, LLC (the
"Company"), Reliant Energy Maryland Holdings, LLC, Reliant Energy Northeast Management Company, Reliant Energy Mid-Atlantic Power Services, Inc. and Reliant Energy New Jersey Holdings, LLC and this letter of transmittal. These two documents together constitute the Company's offer to exchange its 8.554% Series A Exchange Pass Through Certificates due 2005, 9.237% Series B Exchange Pass Through Certificates due 2017 and 9.681% Series C Exchange Pass Through Certificates due 2026 (collectively, the "Exchange Certificates"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 8.554% Series A Pass Through Certificates due 2005, 9.237% Series B Pass Through Certificates due 2017 and 9.681% Series C Pass Through Certificates due 2026 (collectively, the "Original Certificates"), respectively, which offer consists of separate, independent offers to exchange the

Exchange Certificates of each series for Original Certificates of that series (each an "Exchange Offer" and sometimes collectively referred to herein as the "Exchange Offer").

     The Company reserves the right, at various times, to extend the period of time during which the Exchange Offer for the Original Certificates is open, at its discretion, in which event the term "Expiration Date" with respect to such series shall mean the latest date to which such Exchange Offer is extended. The Company shall notify the Exchange Agent of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This letter of transmittal is to be used by a holder of Original Certificates of a series (i) if certificates of Original Certificates of such series are to be forwarded herewith or (ii) if delivery of Original Certificates is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in the prospectus under the caption "The Exchange Offer -- Procedure for Tendering -- How to Tender Generally") and an "agent's message" is not delivered as described in the prospectus under the caption "The Exchange
Offer -- Procedures for Tendering -- Tendering Through DTC's Automated Tender Offer Program." Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this letter of transmittal. Holders of Original Certificates of a series whose Original Certificates are not immediately available, or who are unable to deliver their Original Certificates, this letter of transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date for the Exchange Offer for that series, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Certificates according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. DELIVERY OF DOCUMENTS TO THE DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "holder" with respect to the Exchange Offer for Original Certificates of a series means any person in whose name such Original Certificates are registered on the books of the Company, any person who holds such Original Certificates and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Original Certificates and who desires to deliver such Original Certificates by book-entry transfer at DTC. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to such Exchange Offer. Holders who wish to tender their Original Certificates must complete this letter of transmittal in its entirety (unless such Original Certificates are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof).

     Please read the entire letter of transmittal and the prospectus carefully before checking any box below.

     The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal may be directed to the Exchange Agent.

     List below the Original Certificates of each series to which this letter of transmittal relates. If the space below is inadequate, list the title of the series, the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

-------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------------------
                                                                     ORIGINAL CERTIFICATE(S) TENDERED
                                           ------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED
      HOLDER(S) EXACTLY AS NAMES(S)                                                  AGGREGATE PRINCIPAL         PRINCIPAL
    APPEAR(S) ON ORIGINAL CERTIFICATES                             REGISTERED         AMOUNT REPRESENTED          AMOUNT
        (PLEASE FILL IN IF BLANK)           TITLE OF SERIES*       NUMBER(S)**        BY CERTIFICATE(S)         TENDERED***
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
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                                                                        TOTAL
-------------------------------------------------------------------------------------------------------------------------------
    * Either "8.554% Series A Pass Through Certificates due 2005," "9.237% Series B Pass Through Certificates due 2017" or
      "9.681% Series C Pass Through Certificates due 2026."
   ** Need not be completed by book entry holders.
  *** Unless otherwise indicated, any tendering holder of Original Certificates will be deemed to have tendered the entire aggregate principal amount represented by such Original Certificates. All tenders must be in integral multiples of
      $1,000.
-------------------------------------------------------------------------------------------------------------------------------

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                               METHOD OF DELIVERY

[ ]  CHECK HERE IF TENDERED ORIGINAL CERTIFICATES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL CERTIFICATES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY (AS DEFINED IN INSTRUCTION 2 BELOW)):

     Name of Tendering
     Institution: --------------------------------------------------------------

     DTC Account
     Number(s):
    ----------------------------------------------------------------------------

     Transaction Code
     Number(s): ----------------------------------------------------------------

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED ORIGINAL CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name(s) of Registered holder(s)
     of Original Certificates: -------------------------------------------------

     Date of Execution of Notice of
     Guaranteed Delivery: ------------------------------------------------------

     Window Ticket Number
     (if available): -----------------------------------------------------------

     Name of Eligible Institution that
     Guaranteed Delivery: ------------------------------------------------------

     DTC Account Number(s) (if delivered by book entry transfer): --------------

     Transaction Code Number(s) (if delivered by book entry transfer): ---------

     Name of Tendering Institution (if delivered by book entry transfer): ------

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

     Name: ---------------------------------------------------------------------

     Address: ------------------------------------------------------------------

--------------------------------------------------------------------------------
     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Certificates. If the undersigned is a broker-dealer that will receive Exchange Certificates for its own account in exchange for Original Certificates that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Original Certificates indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Original Certificates of any series tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Certificates tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Original Certificates with full power of substitution to (i) deliver such Original Certificates, or transfer ownership of such Original Certificates on the account books maintained by the DTC to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Original Certificates for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Certificates, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Certificates tendered hereby and to acquire the Exchange Certificates issuable upon the exchange of such tendered Original Certificates, and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or proxy, when the same are accepted for exchange by the Company.

     The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Shearman & Sterling (available July 2, 1983 ) and similar no-action letters (the "Prior No-Action Letters"), that the Exchange Certificates issued in exchange for the Original Certificates pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Certificates are acquired in the ordinary course of such holders' business and such holders are not engaging in, do not intend to engage in and have no arrangement or understanding with any person to participate in a distribution of such Exchange Certificates. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

     The undersigned hereby further represents to the Company that (i) any Exchange Certificates received are being acquired in the ordinary course of business of the person receiving such Exchange Certificates, and (ii) neither the holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Certificates. If the undersigned is a broker-dealer that will receive Exchange Certificates for its own account in exchange for Original Certificates that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is tendering Original Certificates in the

Exchange Offer with the intention of participating in any manner in a distribution of the Exchange Certificates (i) the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Certificates, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Securities Act and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Certificates tendered hereby, including the transfer of such Original Certificates on the account books maintained by the DTC.

     For purposes of an Exchange Offer for Original Certificates of a series, the Company shall be deemed to have accepted for exchange validly tendered Original Certificates of such series when the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Original Certificates that are not accepted for exchange pursuant to such Exchange Offer for any reason will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date for or termination of such Exchange Offer.

     All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives.

     The undersigned acknowledges that the Company's acceptance of properly tendered Original Certificates pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The Exchange Offer is subject to certain conditions set forth in the prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), the Company may not be required to exchange any of the Original Certificates tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Certificates issued in exchange for the Original Certificates accepted for exchange, and return any Original Certificates not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Original Certificates, please credit the account indicated above maintained at the DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Certificates issued in exchange for the Original Certificates accepted for exchange and any Original Certificates issued in exchange for the accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Certificates issued in exchange for the Original Certificates accepted for exchange in the name(s) of, and return any Original Certificates not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Certificates from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Certificates so tendered for exchange.

          ------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

        To be completed ONLY (i) if Original Certificates in a principal amount not tendered, or Exchange Certificates issued in exchange for Original Certificates accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Original Certificates tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the DTC other than the DTC Account Number set forth above. Issue Exchange Certificates and/or Original Certificates to:

   Name
   ----------------------------------------------------

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                             (PLEASE TYPE OR PRINT)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

        To be completed ONLY if Original Certificates in a principal amount not tendered, or Exchange Certificates issued in exchange for Original Certificates accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature. Mail or deliver Exchange Certificates and/or Original Certificates to:

   Name
   ----------------------------------------------------

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                             (PLEASE TYPE OR PRINT)

          ------------------------------------------------------------

- Credit unexchanged Original Certificates delivered by book-entry transfer to the DTC set forth below:

DTC Account Number:
--------------------------------------------------------------------------------

                                   IMPORTANT

                        PLEASE SIGN HERE WHETHER OR NOT
           ORIGINAL CERTIFICATES ARE BEING PHYSICALLY TENDERED HEREBY
               (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

o  -----------------------------------------------------------------------------

o  -----------------------------------------------------------------------------
        (Signature(s) of Registered Holder(s) of Original Certificates)

Date: ------------------------------ , 2001

(The above lines must be signed by the registered holder(s) of Original Certificates as your name(s) appear(s) on the Original Certificates or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Original Certificates to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this letter of transmittal, printed below.)

Name(s): -----------------------------------------------------------------------
                             (Please Type or Print)

Capacity: ----------------------------------------------------------------------

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number: ------------------------------------------------

Tax Identification or Social Security Number: ----------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an
Eligible Institution:
--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                          (Address, Include Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Date:
------------------------------ , 2001

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL CERTIFICATES OR AGENT'S MESSAGE AND BOOK-ENTRY CONFIRMATIONS. All physically delivered Original Certificates of a series or any confirmation of a book-entry transfer to the Exchange Agent's account at the DTC of Original Certificates of a series tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof (or an agent's message in lieu hereof), and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date for the Exchange Offer for such series, or the tendering holder must comply with the guaranteed delivery procedures set forth below. THE METHOD OF DELIVERY OF THE TENDERED ORIGINAL CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL CERTIFICATES SHOULD BE SENT TO THE COMPANY.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Original Certificates and (a) whose Original Certificates are not immediately available, (b) who cannot deliver their Original Certificates, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the applicable Expiration Date or (c) who are unable to comply with the applicable procedures under the DTC's Automated Tender Offer Program on a timely basis, must tender their Original Certificates according to the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures:
(i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"); (ii) prior to the applicable Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted agent's message and notice of guaranteed delivery setting forth the name and address of the holder of the Original Certificates, the registration number(s) of such Original Certificates and the total principal amount of Original Certificates tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after such Expiration Date, this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the Original Certificates in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the certificates for all physically tendered Original Certificates in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after such Expiration Date.

     Any holder of Original Certificates who wishes to tender Original Certificates pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the applicable Expiration Date. Upon request of the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Original Certificates according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the prospectus.

     3. TENDER BY HOLDER. Only a holder of Original Certificates may tender such Original Certificates in the Exchange Offer. Any beneficial holder of Original Certificates who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this letter of transmittal on his behalf or must, prior to completing and executing this letter of transmittal and delivering his Original

Certificates, either make appropriate arrangements to register ownership of the Original Certificates in such holder's name or obtain a properly completed bond power from the registered holder.

     4. PARTIAL TENDERS. Tenders of Original Certificates will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Original Certificates is tendered, the tendering holder should fill in the principal amount tendered in the fifth column of the box entitled "Description of Original Certificates Tendered" above. The entire principal amount of Original Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Certificates is not tendered, then Original Certificates for the principal amount of Original Certificates not tendered and Exchange Certificates issued in exchange for any Original Certificates accepted will be returned to the holder as promptly as practicable after the Original Certificates are accepted for exchange.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this letter of transmittal (or facsimile hereof) is signed by the record holder(s) of the Original Certificates tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Original Certificates without alteration, enlargement or any change whatsoever. If this letter of transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Original Certificates.

     If this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of Original Certificates listed and tendered hereby and the Exchange Certificates issued in exchange therefor are to be issued (or any untendered principal amount of Original Certificates is to be reissued) to the registered holder(s), the said holder(s) need not and should not endorse any tendered Original Certificates, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Original Certificates tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this letter of transmittal (or facsimile hereof) or any Original Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this letter of transmittal.

     NO SIGNATURE GUARANTEE IS REQUIRED IF (I) THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) IS SIGNED BY THE REGISTERED HOLDER(S) OF THE ORIGINAL CERTIFICATES TENDERED HEREIN (OR BY A PARTICIPANT IN THE DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE TENDERED ORIGINAL CERTIFICATES) AND THE EXCHANGE CERTIFICATES ARE TO BE ISSUED DIRECTLY TO SUCH REGISTERED HOLDER(S) (OR, IF SIGNED BY A PARTICIPANT IN THE DTC, DEPOSITED TO SUCH PARTICIPANT'S ACCOUNT AT THE DTC) AND NEITHER THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" NOR THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" HAS BEEN COMPLETED, OR (II) SUCH ORIGINAL CERTIFICATES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Certificates or substitute Original Certificates for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Original Certificates by book entry transfer may request that Original Certificates not exchanged be credited to such account maintained at the DTC as such certificateholder may designate hereon. If no such instructions are given, such Original Certificates not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Original Certificates pursuant to the Exchange Offer. If, however, Exchange Certificates or Original Certificates for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Certificates tendered hereby, or if tendered Original Certificates are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Certificates pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of Exchange Certificates with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Original Certificates or Exchange Certificates must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding of 31% on interest payments on the Exchange Certificates.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Exchange Certificates will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

     Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit a Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Exchange Agent.

     If such holder does not have a TIN, such holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of tendered Original Certificates will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Certificates not properly tendered or any Original Certificates the Company's acceptance of which might, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Original Certificates. The Company's interpretation of the terms and conditions of the Exchange Offer (including this letter of transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Certificates must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Certificates nor shall any of them incur any liability for failure to give such notification.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the prospectus.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Original Certificates will be accepted.

     12. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL CERTIFICATES. Any holder whose Original Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Original Certificates have been followed.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE ORIGINAL CERTIFICATES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                         PART 1--PLEASE PROVIDE YOUR TIN
  FORM W-9                           IN THE BOX AT RIGHT AND CERTIFY     ------------------------------
                                     BY SIGNING AND DATING BELOW.            Social Security Number
                                                                                       OR
                                                                         ------------------------------
                                                                         Employer Identification Number
------------------------------------------------------------------------------------------------------------
                                     PART 2--CERTIFICATION--Under
                                     penalties of perjury, I certify                PART 3--
                                     that:
                                     (1) the number shown on this               Awaiting TIN [ ]
                                     form is my correct Taxpayer
                                         Identification Number (or I
                                         have checked the box in part
                                         3 and executed the
                                         certificate of awaiting
                                         taxpayer identification
                                         number below) and

                                     (2) I am not subject to back              Please Complete the
                                     withholding either because I            Certificate of Awaiting
 ------------------------------          have not been notified by           Taxpayer Identification
  Name                                   the Internal Revenue Service             Number below.
                                         ("IRS") that I am subject to
                                         backup withholding as a
------------------------------           result of failure to report
  Address (Number and Street)            all interest or dividends,
                                         or because the IRS has
                                         notified me that I am no
------------------------------           longer subject to backup
  City, State and Zip Code               withholding.
                                   -------------------------------------------------------------------------

                                     CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to
  DEPARTMENT OF THE                  backup withholding because of underreporting interest or dividends
  TREASURY INTERNAL                  on your tax return. However, if after being notified by the IRS
  REVENUE SERVICE                    that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to
  PAYOR'S REQUEST FOR                backup withholding, do not cross out item (2).
  TAXPAYER IDENTIFICATION
  NUMBER (TIN)                       SIGNATURE _____________________________  DATE____________________, 2001
------------------------------------------------------------------------------------------------------------

                    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
                     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT
                                  TO THE EXCHANGE CERTIFICATES.

                     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                            THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

 -----------------------------------------------------------------------------------------------------------
                     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office
or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


                                                                                              , 2001
--------------------------------------------        ------------------------------------------
                 Signature                                            Date

------------------------------------------------------------------------------------------------------------